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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 9, 2006

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                                         88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)

   6370 Nancy Ridge Drive, Suite 112                                 92121
        San Diego, California
   ---------------------------------                             --------------
(Address of Principal Executive Offices)                            Zip Code


                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTOR AND PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL
          OFFICER.


(c) On June 9, 2006, our board of directors appointed James R. Gavin III, M.D., Ph.D. as our President and Chief Executive effective June 9, 2006. From January 20, 2006 until June 9, 2006, Dr. Gavin served as our interim President and Chief Executive Officer. Dr. Gavin also serves as a director and as a member of our executive committee. Dr. Gavin previously served as a member of our audit committee, compensation committee and nominating and governance committee. The material terms of Dr. Gavin's employment agreement were previously disclosed on our Form 8-K filed on April 4, 2006 and are incorporated herein by reference. Such employment terms have not been altered.

Dr. Gavin has been a director since April 2002 and was a director of MicroIslet of Delaware from March 2001 to April 2002. Dr. Gavin is Clinical Professor of Medicine, Emory University School of Medicine, Atlanta, GA. He also serves as Executive Vice President for Clinical Affairs, Healing Our Village, Inc., and as National Director of the Harold Amos Medical Faculty Development Program. He was president of the Morehouse School of Medicine, Atlanta, GA from 2002-2004. Dr. Gavin has been a member of the Board of Directors of Baxter International Inc. (NYSE: BAX) since February 2003, and Amylin Pharmaceuticals, Inc. (Nasdaq: AMLN) since December 2005. Dr. Gavin was Chairman of the Board of Directors of Equidyne Corporation from August 2001 to 2003. He was also a member of the Board of Directors of Taste for Living, Inc. from 1999 to 2002. From July 1991 to June 2002, Dr. Gavin was the Senior Scientific Officer of the Howard Hughes Medical Institute in Chevy Chase, Maryland. From 2002 until 2005 he served as national chairman of the National Diabetes Education Program. He completed his B.S. in Chemistry at Livingstone College, a Ph.D. in Biochemistry at Emory University and his M.D. at Duke University Medical School. Dr. Gavin is 60 years of age.

There were no arrangements or understandings between Dr. Gavin and any other person pursuant to which Dr. Gavin was selected as an executive officer. There are no family relationships between Dr. Gavin and any of our directors and executive officers. Other than Dr. Gavin's employment agreement, there are no transactions between Dr. Gavin and us in which Dr. Gavin has a direct or indirect material interest which we are required to report.

On June 9, 2006, we issued a press release announcing the management change described herein. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1     Press Release dated June 9, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006                           MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer



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